United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934,

December 13, 2007	0-25053
Date of Report (Date of earliest event reported)	Commission File Number

theglobe.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	14-1782422
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

110 East Broward Boulevard, Suite 1400
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)

(954) 769-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report includes forward-looking statements related to theglobe.com, inc. ("theglobe" or the “Company”) that involve risks and uncertainties, including statements relating to our ability to raise additional capital by authorizing the sale of the search.travel domain name and certain other intellectual property relating to the domain name which is owned by Tralliance Corporation, a subsidiary of theglobe.com, to Search.Travel, LLC, a Florida limited liability company. These forward-looking statements are made in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For further information about these and other factors that could affect theglobe.com’s future results and business plans, including theglobe’s ability to continue operations as a going concern, please see the Company’s filings with the Securities and Exchange Commission, including in particular our Annual Report of Form 10-K for the year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. Copies of these filings are available online at http://www.sec.gov. Prospective investors are cautioned that forward-looking statements are not guarantees of performance. Actual results may differ materially and adversely from management expectations.

Items 1.01 and 2.01.

ENTRY INTO MATERIAL DEFINITIVE AGREEMENT; DISPOSITION OF ASSETS OF THE COMPANY

On December 13, 2007, the Company and its subsidiary, Tralliance Corporation ("Tralliance") entered into an Assignment, Conveyance and Bill of Sale Agreement with Search.Travel, LLC (“Search.Travel”). Pursuant to the Agreement, Tralliance sold all of its rights relating to the “www.search.travel” domain name and website and related assets to Search.Travel for a purchase price of $380,000 payable in cash. Search.Travel is controlled by the Company’s Chairman and Chief Executive Officer, Michael Egan. The purchase price was determined by the Board of Directors taking into account the valuation given to the assets by an independent investment banking firm.

This sale of the domain name, website and related assets is expected to provide the Company with short-term working capital to remain in business until approximately the end of February, 2008. The Company continues to have an immediate and critical need for additional capital to continue its operations beyond such time-period.

Item 9.01. Financial Statements and Exhibits.

(a)(b)(c) None

(d) Exhibits

99.1	Assignment, Conveyance and Bill of Sale dated December 13, 2007 by and among theglobe.com, inc., Tralliance Corporation and Search.Travel, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

theglobe.com, inc.

Dated: December 18, 2007	By:	/s/ Edward A. Cespedes
Edward Cespedes, President

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Assignment, Conveyance and Bill of Sale dated December 13, 2007 by and among theglobe.com, inc., Tralliance Corporation and Search.Travel, LLC